                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion in, and the incorporation by reference in, this joint registration statement/proxy of our report dated May 10, 1996, included in Network Long Distance, Inc.'s Form 10-K for the year ended March 31, 1997, and to all references to our Firm included in this registration statement.

/s/  YOUNT, HYDE & BARBOUR, P.C.

Culpeper, Virginia
March 16, 1998